AMENDMENT NO. 4

                            TO THE LICENSE AGREEMENT
                                     BETWEEN
                     GATEWAY 2000 AND MICROSOFT CORPORATION
                           DATED [*] CONTRACT NO. [*]


         This Amendment ("Amendment") to the license Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") and GATEWAY 2000 ("GATEWAY") dated [*] is made and entered into this [*].

      1.    The following additional provision shall be added to Exhibit C:

(r) GATEWAY shall pay a [*] royalty on all Destination Customer Systems distributed in the United States of America and Canada with Encarta 96, Cinemania 96, Money Version 4.0 for Windows 95 and Magic School Bus-Solar System. Additionally, GATEWAY shall pay a [*] royalty on all Destination Customer Systems distributed in the United States of America and Canada with Encarta 96, Cinemania 96, Money Version 4.0 for Windows 95, and Magic School Bus-Solar System and Office for Windows 95, Professional Edition with Bookshelf.

      2. The following Product descriptions shall supersede the existing Product descriptions in Exhibit C:

Office for          Authorized        EN          Yes        (a), (b), (c),  1,2,3,4    [*]          N/A
Windows 95,         Replication                              (d), (m),
Professional                                                 (q), (r)
Edition with
Bookshelf

Office for          Authorized        D, FR, Z,   Yes        (a), (b), (c),  1,2,3,4    [*]          [*]
Windows 95,         Replication       DU, SW                 (d), (n)
Professional
Edition

Encarta(TM)1995     Authorized        EN          Yes        (a), (b),       1,2,3,4    [*]          NA
& 1996 Editions     Replication                              (c), (d),
                                                             (e), (I), (r)

Cinemania(R)        Authorized        EN          Yes        (a), (b), (c),  1,2,3,4    [*]
Interactive Movie   Replication                              (d),
Guide 1995 and                                               (e), (i), (r)
1996 Editions

Magic School        Authorized        EN          Yes        (a), (b),(d),   1,2,3,4
Bus-Solar           Replication                              (e), (i), (r)
System

Money Version       Authorized        EN, D, FR,  Yes        (a), (b),       1,2,3,4    (j)(k) [*]  [*] of [*]
3.0 and Money       Replication       Z                      (c),                       (l) [*] (m) [*] (n) [*]
for Windows 95                                               (d), (j), (k),             (r) [*]
                                                             (j), (k), (l),
                                                             (m), (n), (r),
                                                             (t)


2. Except as provided herein, all terms of the agreement shall remain in full force and effect. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of the Amendment shall be controlling.

This Amendment shall be null and void unless signed by GATEWAY and returned to MS [*] by GATEWAY.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of GATEWAY and MS by their duly authorized representatives.

MICROSOFT CORPORATION             GATEWAY 2000 INC.


/s/ Ronald Hosogi                 /s/William M. Elliot
By                                By

/s/ Ronald Hosogi                 William M. Elliot
Name (Print)                      Name (Print)

                                  Senior Vice President and
Director, OEM                     General Counsel
Title                             Title

[*]                               [*]
Date                              Date

              [*] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION